UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2012 kit digital, inc.
(Exact Name Of Registrant As Specified In Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-34437 (Commission File Number)	11-3447894 (IRS Employer Identification No.)

26 West 17th Street 2nd Floor

New York, New York 10011

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 553-4845

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Certifying Accountants.

As disclosed on December 18, 2012, on December 17, 2012 the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) dismissed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm. On January 2, 2013, the Company received a letter from Grant Thornton addressed to the SEC stating that it agrees with the statements made in Item 4.01 in the Company’s Form 8-K filed on December 18, 2012.

Item 9.01 Financial Statements and Exhibits.

The letter of Grant Thornton LLP dated December 18, 2012 is filed herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIT DIGITAL, INC.

By:	/s/ Peter Heiland
Peter Heiland Interim Chief Executive Officer

Date: January 3, 2013